--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  GENCORP INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

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

                                  GENCORP INC.
               P.O. BOX 537012, SACRAMENTO, CALIFORNIA 95853-7012

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

To the Shareholders of    February 13, 2001
         GenCorp Inc.:  Sacramento, California

  The Annual Meeting of Shareholders of GENCORP INC. (the "Company") will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, on March 28, 2001 at 9 o'clock a.m. local time to consider and act on the following matters:

          1. Election of three Directors to serve a term of three years. (page
     2)

          2. Ratification of the Board of Directors' selection of Ernst & Young LLP as independent auditors to audit the books of account and other corporate records of the Company for fiscal 2001. (page 20)

          3. Such other matters as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on February 1, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    THE COMPANY HAS A GREAT NUMBER OF SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WHO OWN FEWER THAN 100 SHARES. WHETHER YOU OWN ONE SHARE OR HUNDREDS OF SHARES, YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE VIA TELEPHONE OR INTERNET BY FOLLOWING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THE CONVENIENCE OF THOSE WHO WISH TO VOTE BY MAIL.

                                            By Order of the Board of Directors,
                                            WILLIAM R. PHILLIPS, Secretary

                                 ANNUAL MEETING

                                       OF

                                  GENCORP INC.
               P.O. BOX 537012, SACRAMENTO, CALIFORNIA 95853-7012

                               ------------------

                                PROXY STATEMENT

                                                               February 13, 2001

  This Proxy Statement is being mailed to shareholders beginning on or about February 13, 2001 in connection with the solicitation by the Company, on behalf of its Board of Directors, of proxies to be used at the Annual Meeting of Shareholders of the Company which is to be held on March 28, 2001 at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, at 9:00 o'clock a.m. local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  If the accompanying form of proxy is voted via telephone, Internet or United States mail returned to the Company's transfer agent, The Bank of New York, it will be voted, but it may be revoked at any time before it is voted. Shares in respect of which a proxy or other instruction is not received by the Bank will not be voted. The presence of a shareholder at the meeting does not automatically revoke any proxy previously given. A shareholder, without affecting any vote previously taken, may revoke his or her proxy by giving notice to the Company in writing or at the meeting.

  Any shares held for the account of a shareholder participating in the GenCorp dividend reinvestment program will be voted in accordance with the participant's instructions given via telephone or Internet or set forth in the proxy returned by mail to the Bank in respect of the shares which the shareholder holds of record. If a proxy in respect of the shares which the shareholder holds of record is not voted via telephone or Internet or is not returned to the Bank, the shareholder's dividend reinvestment program shares will not be voted.

  The Trustees for the Company's retirement savings plans, Fidelity Management Trust Company and Royal Trust Corporation of Canada, will each vote any shares held for participants' accounts in accordance with the confidential voting instructions returned by the participants to the Trustees, (CLo) The Bank of New York. (Note: Shares held in the GenCorp Canada Retirement Savings Plan cannot be voted electronically). If such confidential voting instructions are not returned, the participants' shares will be voted by Royal Trust Corporation of Canada in accordance with the instructions of the Benefits Management Committee for the plans, and by Fidelity Management Trust Company in the same proportions as those shares which have been voted by participants.

  A copy of the Company's 2000 Annual Report, including financial statements, is enclosed in the envelope with this Proxy Statement.

  At the close of business on February 1, 2001, there were 42,658,555 outstanding shares of Common Stock and no outstanding shares of Cumulative Preference Stock of the Company. Holders of outstanding shares of Common Stock are entitled to one vote for each full share held on the February 1, 2001 record date.

                      NOMINATION AND ELECTION OF DIRECTORS

  The Company's Code of Regulations provides for a Board of not less than seven nor more than seventeen directors, and authorizes the Board to determine from time to time the number of directors within that range that will constitute the Board by the affirmative vote of a majority of the members then in office. The Board has set the number of directors currently constituting the Board at nine. Additionally, the Company's Articles of Incorporation require that the Board of Directors be divided into three classes having staggered three-year terms.

  On July 14, 2000, Dr. Robert K. Jaedicke retired from the Board following ten years of service. His valued advice and counsel will be missed. On February 5, 2001, the Board appointed J. Robert Anderson a Director of the Company and a nominee for election at this annual meeting. The Board has set the number of directors to be elected at this annual meeting at three, and recommends the election of its three nominees named below.

  Abstentions and non-votes are counted as present for purposes of determining whether a quorum is present at the meeting. Directors are elected by a plurality of the votes cast. Votes cast for a nominee will be counted in favor of election. Withheld votes and broker non-votes will not count either in favor of, or against, election of a nominee. It is the intention of the persons named in the accompanying form of proxy, unless authorization to do so is withheld, to vote for the election of the Board's three nominees. Proxies cannot be voted for a greater number of persons than the number of directors set by the Board for election. If, prior to the meeting, a nominee becomes unable to serve as a director for any reason, the proxyholders reserve the right to substitute another person of their choice in such nominee's place and stead. It is not anticipated that any nominee will be unavailable for election.

  The Company has no provision for cumulative voting in the election of directors. Holders of Common Stock are, therefore, entitled to cast one vote for each share held on the February 1, 2001 record date for each nominee for director.

  The information set forth below is given as of December 31, 2000 unless stated otherwise. Each nominee for election and each director continuing in office has had the same principal occupation or employment during the past five years unless otherwise indicated.

NOMINEES FOR ELECTION AT THIS MEETING TO THREE-YEAR TERMS EXPIRING IN MARCH
2004:

J. ROBERT ANDERSON
New Nominee -- Appointed February 5, 2001

Vice Chairman, Chief Financial Officer and member of the Board of Directors of the Grumman Corporation, Long Island, NY (aircraft and defense manufacturer) from 1991 until retirement in 1994. Active in various business, civic and philanthropic organizations. Director of Inter-Tel, Inc., Phoenix, AZ. Member of the Finance and the Corporate Governance and Environmental/ Government Issues Committees. Age 64.

IRVING GUTIN
Director since 1999

Senior Vice President of Tyco International (U.S.), Ltd., Exeter, NH (Diversified manufacturing holding company) and head of Tyco's Mergers and Acquisitions group since 1979. Chairman of the Finance Committee and member of the Organization & Compensation Committee of the Board. Age 68.

ROBERT A. WOLFE
Director since 1999

Chairman, Chief Executive Officer and President of the Company since October 1, 1999. Vice President of the Company and President of Aerojet - General Corporation (a subsidiary of the Company) from September 1, 1997 until October 1999. Previously Executive Vice President of the Pratt & Whitney Group, a division of United Technologies during 1997; President, Pratt & Whitney Aircraft's Large Commercial Engines business from 1994 until 1997, and Senior Vice President, Pratt & Whitney's Commercial Engine Management for Latin and North America from 1992 to 1994. Member of the Finance Committee of the Board. Age 62.

DIRECTORS WHOSE TERMS CONTINUE UNTIL MARCH 2002:

WILLIAM K. HALL
Director since 1995

Chairman and Chief Executive Officer of Procyon Technologies, Inc., Chicago, IL (global distributor of aerospace/defense products) since October 2000. Previously Executive Consultant & retired Chairman of Falcon Building Products, Inc., Chicago, IL (manufacturer of building products) from December 1999 until June 2000 (Chairman and Chief Executive Officer from 1997 until December 1999 and President and Chief Executive Officer from 1994 to 1997). Previously President and Chief Executive Officer of Eagle Industries, Inc., Chicago, IL (diversified manufacturing company) from 1988 until 1997. Director of A. M. Castle & Co., Franklin Park, IL and Kansas City Power & Light Corporation, Kansas City, KS. Chairman of the Organization & Compensation Committee and member of the Audit Committee of the Board. Age 57.

DR. SHEILA E. WIDNALL
Director since 1999

Institute Professor at the Massachusetts Institute of Technology since 1998, and a member and current Vice President of the National Academy of Engineering. Secretary of the United States Air Force from August 1993 until October 1997. Member of the Organization & Compensation Committee and the Corporate Governance and Environmental/Government Issues Committee of the Board. Age 62.

DIRECTORS WHOSE TERMS CONTINUE UNTIL MARCH 2003:

J. GARY COOPER
Director since 1998

Chairman and Chief Executive Officer of Commonwealth National Bank, Mobile, AL (a commercial bank) since January 1998. United States Ambassador to Jamaica from November 1994 until November 1997. Previously Senior Vice President, David Volkert and Associates (engineering and architectural firm) from 1992 until 1994. Assistant Secretary of the United States Air Force for Manpower, Reserve Affairs, Installations and the Environment from 1989 to 1992. Active and reserve duty, United States Marine Corps until 1996. Major General, United States Marine Corps Reserve. Chairman of the Corporate Governance and Environmental/ Government Issues Committee and member of the Audit Committee of the Board. Age 63.

JAMES M. OSTERHOFF
Director since 1990

Executive Vice President and Chief Financial Officer of US WEST Inc., Englewood, CO (communications company) from 1991 until retirement in 1995. Previously Vice President, Chief Financial Officer of Digital Equipment Corporation, Maynard, MA (computer systems, software and services company). Chairman of the Audit Committee and member of the Finance and Organization and Compensation Committees of the Board. Age 64.

STEVEN G. ROTHMEIER
Director since 2000

Chairman and Chief Executive Officer of Great Northern Capital, St. Paul, MN (an investment management, consulting and merchant banking firm) since 1993. Director of Department 56, Inc., Eden Prairie, MN; E.W. Branch Holdings, Inc., Dallas, TX; Precision Castparts, Inc., Portland, OR; and Waste Management, Inc., Houston, TX. Member of the Audit and Finance Committees of the Board. Age 54.

               HOLDINGS OF SHARES OF THE COMPANY'S CAPITAL STOCK

SECURITY OWNERSHIP OF MANAGEMENT

  The following table lists share ownership of the Company's Common Stock by directors and executive officers of the Company as of January 31, 2001. Unless otherwise indicated, share ownership is direct.

                                                               AMOUNT OF            PERCENT
                    BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP      OF CLASS
--------------------------------------------------------------------------------------------
J. Robert Anderson                                                   500                --
J. Gary Cooper                                                     1,400                --
Irving Gutin                                                         759                --
William K. Hall                                                    4,325(1)             --
James M. Osterhoff                                                 5,199(1)             --
Steven G. Rothmeier                                                2,250                --
Sheila E. Widnall                                                    759                --
Robert A. Wolfe                                                  496,903(2)(3)        1.16%
William R. Phillips                                              192,635(2)(3)          --
Terry L. Hall                                                    139,792(2)(3)          --
Carl W. Fischer                                                  253,164(2)(3)          --
Samuel W. Harmon                                                 164,694(2)(3)          --
All directors and executive officers as a group                1,780,581(2)(3)        4.17%
  (21 persons)

---------------

(1) Shares held indirectly through the William K. Hall trust and the James M. Osterhoff trust, respectively.

(2) Includes shares subject to stock options which may be exercised within 60 days of January 31, 2001 as follows: Mr. Wolfe, 267,549 shares; Mr. Phillips, 113,466 shares; Mr. Hall, 46,492 shares; Mr. Fischer, 159,808 shares; Mr. Harmon, 95,775 shares, and all executive officers as a group, 931,349 shares. Nonemployee directors currently do not hold options under the Company's stock option plans.

(3) Includes the approximate number of shares credited to the individual's account as of January 31, 2001 under the GenCorp Retirement Savings Plan and restricted shares granted under the 1999 Equity and Performance Incentive Plan. See page 11.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

  Based solely upon a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company during or with respect to 2000 by persons who were, at any time during 2000, directors or officers of the Company or beneficial owners of more that 10% of the outstanding shares of Common Stock, no such person failed to file on a timely basis any report required by such section during 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table lists the only persons believed by the Company to be the beneficial owners of more than five percent of the 42,378,980 shares of the Company's Common Stock outstanding as of December 31, 2000. The dates applicable to the beneficial ownership indicated are set forth in the footnotes below.

                                                                  SHARES            PERCENT
                     BENEFICIAL OWNER                       BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------------------------------
GenCorp employee savings plans                                  5,024,222             11.9%(1)
  c/o Fidelity Management Trust Company
  82 Devonshire Street
  Boston, MA 02109
Mario J. Gabelli/Gabelli Funds Inc.                             6,452,634             15.2%(2)
  One Corporate Center
  Rye, NY 10580
FMR Corp.                                                       3,811,400              9.0%(3)
  82 Devonshire Street
  Boston, MA 02109
Dimensional Fund Advisors Inc.                                  2,587,800              6.1%(4)
  1299 Ocean Ave., 11th Floor
  Santa Monica, CA 90401

---------------

(1) Shares held at December 31, 2000 by Fidelity Management Trust Company, the Trustee for the GenCorp Retirement Savings Plan and the Aerojet Fine Chemicals LLC Retirement Savings Plan. Shares are voted by the Trustee in accordance with instructions of the participating employees to whose accounts such shares are allocated, except that shares for which no employee instructions are received and shares held for the plans which have not been allocated to participants' accounts are voted by the Trustee in the same proportions as those shares which have been voted by participants.

(2) Mario J. Gabelli, through the Gabelli Foundation, Inc., as to 2,625 shares and through and shared with various entities within Gabelli Funds Inc. as to the balance of the shares, has sole investment discretion with respect to all shares, sole voting discretion with respect to 6,432,634 shares, and no voting discretion with respect to 20,000 shares according to Amendment No. 33 to Schedule 13D dated February 3, 2001 and filed with the Securities and Exchange Commission.

(3) FMR reported that it had sole dispositive power with respect to all such shares and no voting power in Amendment No. 5 to Schedule 13G dated February 14, 2000 and filed with the Securities and Exchange Commission.

(4) Dimensional Fund Advisors Inc. reported that it had sole voting power and sole dispositive power with respect to all such shares in Schedule 13G dated February 2, 2001 and filed with the Securities and Exchange Commission.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

MEETINGS OF THE BOARD

  The Company's Board of Directors held ten meetings during the 2000 fiscal year.

ORGANIZATION & COMPENSATION COMMITTEE

  The Organization & Compensation Committee reviews periodically the organization of the Company and its management, including major changes in the organization of the Company and the responsibility of management as proposed by the Chief Executive Officer; monitors executive development and succession planning, reviews the effectiveness and performance of senior management and makes recommendations to the Board concerning the appointment and removal of officers; periodically reviews the compensation philosophy, policies and practices of the Company and makes recommendations to the Board concerning major changes, as appropriate; annually reviews changes in the Company's employee benefit, savings and retirement plans and reports thereon to the Board; administers the Company's incentive and deferred compensation plans; and approves, and in some cases recommends to the Board of Directors for approval, the compensation of employee-directors, officers, and principal executives of the Company. Six meetings were held during fiscal 2000. Additional information regarding the Organization & Compensation Committee begins on page 15.

AUDIT COMMITTEE

  The Audit Committee reviews and evaluates the scope of the audits to be performed, the adequacy of services performed by, and the fees and compensation of the independent auditors. The Committee also reviews the Company's audited financial statements with management and with the Company's independent auditors before publication in the Annual Report on Form 10-K; reviews and considers matters which may have a bearing upon continuing auditor independence; considers and recommends to the Board of Directors the selection of the independent auditors to examine the consolidated financial statements of the Company for the next year; reviews and evaluates the scope and appropriateness of the Company's internal audit function and plans and its system of internal control; reviews and evaluates the appropriateness of the Company's accounting principles and practices and financial reporting and receives periodic reports from the Internal Audit and Law Departments on a number of matters, including compliance with the Company's Policy on Legal and Ethical Conduct. Six meetings were held during fiscal 2000. At its May 2000 meeting the Committee approved a revised Audit Committee Charter, and reaffirmed its approval at the Committee's January 15, 2001 meeting. The complete text of the revised Charter is included in Appendix A to this Proxy Statement. Current members of the Audit Committee are:
James M. Osterhoff, Chairman, J. Gary Cooper, William K. Hall and Steven G. Rothmeier. The Report of the Audit Committee for fiscal year 2000 appears on page 20.

EXECUTIVE COMMITTEE

  GenCorp's Amended Code of Regulations provides that the directors may appoint an Executive Committee which, during the intervals between meetings of the Board of Directors (unless restricted by resolution of the Board) may exercise, under the control and direction of the Board, all of the powers of the Board of Directors in the management and control of the business of the Company. The Board decided in October 1999 that it would dissolve the Executive Committee until the number of directors increased, and that until such time, if required, special meetings of the full Board would be called to act between regularly scheduled Board meetings.

FINANCE COMMITTEE

  The Finance Committee makes recommendations to the Board in regard to planning of the Company with respect to its capital structure and raising of its long-term capital and with regard to dividend action of the Company; reviews the performance and management of the Company's employee benefit funds; and makes recommendations to the Board in regard to contributions to any pension plan, profit sharing, retirement or savings plan of the Company, or any proposed changes in the funding method or interest assumption or in amortization of liabilities in connection with funding any such plan. Five meetings were held during fiscal 2000. Current members of the Finance Committee are: Irving Gutin, Chairman, J. Robert Anderson, James M. Osterhoff, Steven G. Rothmeier and Robert
A. Wolfe.

CORPORATE GOVERNANCE AND ENVIRONMENTAL/GOVERNMENT ISSUES COMMITTEE

  The Corporate Governance and Environmental/Government Issues Committee periodically reviews and makes recommendations to the Board concerning the criteria for selection and retention of directors, the composition of the Board, structure and function of Board committees, retirement policies and compensation and benefits of directors; aids in attracting qualified candidates to the Board and recommends to the Board qualified candidates to serve as directors of the Company; considers and makes recommendations to the Board concerning director nominations submitted by shareholders. To be considered for election at an Annual Meeting, shareholder nominations must be accompanied by the written consent of each such nominee and must be mailed to the Corporate Governance and Environmental/Government Issues Committee, P.O. Box 537012, Sacramento, California 95853-7012, Attention: Secretary. Such nominations must be received by the Secretary no later than the December 1 immediately preceding the date of the annual meeting at which the nominee is to be considered for election.

  The Committee also periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments which may significantly affect the Company; reviews and advises the Board regarding adoption or amendment of major Company policies and programs relating to matters of public policy; monitors the proposed adoption or amendment of significant environmental legislation and regulations and advises the Board regarding the impact such proposals may have upon the Company and, where appropriate, the nature of the Company's response thereto; periodically reviews and advises the Board regarding the status of the Company's various compliance programs and the adequacy of such programs, including the status of its environmental policies and performance under its environmental compliance programs; and periodically reviews and reports to the Board regarding the status of, and estimated liabilities for, environmental remediation. Four meetings were held during fiscal 2000. Current members of the Corporate Governance and Environmental/Government Issues Committee are: J. Gary Cooper, Chairman, J. Robert Anderson and Sheila E. Widnall.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                          ------------------------------    ------------------------------------
                                                                                    AWARDS             PAYOUTS
                                                                            ----------------------   -----------
                                                                                        SECURITIES
                                                                            RESTRICTED  UNDERLYING
                                                            OTHER ANNUAL      STOCK      OPTIONS/       LTIP        ALL OTHER
                                          SALARY   BONUS    COMPENSATION      AWARDS     SARS(10)      PAYOUTS     COMPENSATION
NAME AND CURRENT PRINCIPAL POSITION  YEAR   ($)     ($)         ($)            ($)         (#)           ($)         ($)(13)
-----------------------------------  ---- ------- -------   ------------    ----------  ----------   -----------   ------------
Robert A. Wolfe(1)                   2000 520,500 651,000(2)   200,000(5)         (8)     168,284      648,950(11)    23,022
 Chairman, Chief Executive Officer
   and President since October 1,    1999 385,599 350,000          --             --       30,000      197,610(11)    30,964
   1999                              1998 331,000 317,000(4)    18,127(7)         --       22,500           --        21,636
Terry L. Hall                        2000 330,580 335,000(2)     1,257(7)         (8)      40,000      217,688        25,338
 Senior Vice President &             1999 202,690 282,500(3)    41,878(7)    346,875(9)    35,000           --         6,438
 Chief Financial Officer             1998      --      --          --             --           --           --            --
Carl W. Fischer                      2000 290,004 362,000(2)    85,000(5)(6)      (8)      40,000      347,388(11)    21,152
 Vice President, and President,      1999 237,018 185,000       10,000(6)         --       14,000      126,348(11)   194,559(14)
 Aerojet-General Corporation         1998 208,817 196,500       10,000(7)         --       10,000      101,811(12)    17,110
William R. Phillips                  2000 266,538 270,000(2)   187,492(5)(6)(7)   (8)      30,000      303,150(11)    21,191
 Senior Vice President, Law;         1999 268,167 210,000       10,000(6)         --       24,000      126,094(11)   272,653(14)(15)
 General Counsel and Secretary       1998 257,000 220,000(4)    14,244(6)(7)      --       17,500       91,226(12)    27,864
Samuel W. Harmon                     2000 227,055 230,000(2)   143,169(5)(7)      (8)      30,000      281,150(11)    17,877
 Senior Vice President,              1999 228,500 175,000          --             --       15,000      107,496(11)    83,869(15)
 Administration                      1998 219,167 188,000(4)       --             --       10,000       75,206(12)    18,952

---------------

 (1) Prior to October 1, 1999, Mr. Wolfe served as a Vice President of GenCorp and as President of Aerojet-General Corporation.

 (2) An explanation of the manner in which year 2000 Incentive Bonus amounts have been calculated begins on page 16.

 (3) Mr. Hall's total bonus amount includes a year end bonus payment of $232,500 and a one-time sign-on bonus of $50,000 pursuant to Mr. Hall's May 6, 1999 employment agreement described on page 14.

 (4) Elected officers of GenCorp received 20% of their net 1998 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 29, 1999 as reported on the NYSE) as follows: Mr. Wolfe, 2,712 shares; Mr. Phillips, 1,119 shares; Mr. Harmon, 940 shares.

 (5) Includes payments made in January 2000 pursuant to Key Employee Retention Agreements described on page 14 as follows: Mr. Wolfe $200,000; Mr. Phillips $175,000; Mr. Fischer $75,000 and Mr. Harmon $100,000. Mr. Hall did not receive a Retention Agreement.

 (6) Cash allowances in lieu of a company provided automobile. Only Messrs. Phillips and Fischer received an allowance in fiscal 2000 in the amount of $10,000. Except as noted below, other perquisites and personal benefits provided to the named GenCorp officers during 2000, 1999 and 1998 did not exceed disclosure thresholds established by the Securities and Exchange Commission.

 (7) Reimbursement for taxes payable in connection with relocation. Payments in fiscal year 2000 were: Mr. Phillips $2,492; Mr. Hall $1,257 and Mr. Harmon $43,169. No such payments were made to Messrs. Wolfe or Fischer.

 (8) See "Long Term Incentive Plans -- Awards in Last Fiscal Year" table on page 11 and narrative description under the heading "Restricted Stock" appearing on page 17.

 (9) Represents 15,000 shares granted as of May 1, 1999 at a market price of $23.125 subject to restrictions in Mr. Hall's employment agreement described on page 14. Dividends on these shares are paid during the restricted period. The market value of these shares on November 30, 2000 was $120,000.

(10) Shares of GenCorp common stock underlying options granted pursuant to the GenCorp Inc. 1993 and 1997 Stock Option Plans and the GenCorp 1999 Equity and Performance Incentive Plan.

(11) Includes the Value of Restricted Stock which vested due to earnings per share growth for year 2000 under the 1999 Equity and Performance Incentive Plan, as follows: Mr. Wolfe 45,000 shares; Mr. Hall 20,250 shares; Mr. Fischer 20,250 shares; Mr. Phillips 15,000 shares and Mr. Harmon 15,000 shares. Amounts included in the table are based upon the New York Stock Exchange closing price of GenCorp Common Stock of $10.75 per share on the February 1, 2001 vesting date. See pages 11 and 17 for additional plan information. Also, Long Term Incentive Plan amounts reported for 2000 and 1999 were paid under the GenCorp Inc. Long Term Incentive Program in cash. In anticipation of the October 1, 1999 spin-off of OMNOVA Solutions Inc., pro rata payments for the partially completed 1998-2000 and 1999-2001 performance periods were made in November 1999. Payment for the completed 1997-1999 performance period was made in January 2000.

(12) Amounts paid for the 1996-1998 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 29, 1999 closing price on the NYSE. Messrs. Wolfe and Hall did not participate during the 1996-1998 performance period.

(13) Includes Company contributions credited to the executive's account in the Retirement Savings Plan and, where applicable, the amount credited to the executive's account in GenCorp's Benefits Restoration Plan, a nonfunded plan which restores to the individual's account amounts otherwise excluded due to limitations imposed by the Internal Revenue Code on contributions and includable compensation under qualified plans. Amounts credited during 2000 were: Mr. Wolfe $23,022; Mr. Phillips $21,191; Mr. Hall $25,338; Mr.
     Fischer $21,152 and Mr. Harmon $17,877.

(14) Includes the value of GenCorp shares distributed in 1999 and amounts accrued as dividend and interest earnings attributable to prior years' awards under GenCorp's Stock Incentive Compensation Plan. Dividends declared on common stock, while held in the trust fund were credited to the executive's account in the trust fund as an additional number of shares determined by dividing the aggregate amount of the dividend by the market value of common stock on the dividend date. The Plan was terminated and the shares distributed in September 1999 and valued based upon the market value of GenCorp common stock on the payment date. The September 1999 Plan distribution for Mr. Phillips was 8,824 shares valued at $176,499 and for Mr. Fischer, 8,773 shares valued at $175,478, the value in each case based upon the market price of GenCorp common stock on the distribution date. Messrs. Wolfe, Hall, and Harmon did not participate in this plan.

(15) Amounts shown for Messrs. Phillips and Harmon include a relocation payment equal to two times monthly salary (grossed-up for tax liability) pursuant to key employee transfer agreements described on pages 14 and 15. Payment for Mr. Phillips was $74,186 and for Mr. Harmon $65,126.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF
                                                                                               STOCK PRICE
                                                                                              APPRECIATION
                                                                                             FOR OPTION TERM
                                 INDIVIDUAL GRANTS                                          (TEN YEARS)(3)(4)
------------------------------------------------------------------------------------------------------------------
                            NUMBER OF       PERCENT OF
                            SECURITIES        TOTAL
                            UNDERLYING     OPTIONS/SARS
                           OPTIONS/SARS     GRANTED TO     EXERCISE OR
                             GRANTED        EMPLOYEES       BASE PRICE    EXPIRATION
          NAME                (#)(1)      IN FISCAL YEAR   ($/SHARE)(2)      DATE         5%($)          10%($)
------------------------------------------------------------------------------------------------------------------
Robert A. Wolfe..........    168,284           23.95%        $ 9.7500     12-16-2009   $  1,031,871   $  2,614,963
Terry L. Hall............     40,000            5.69%          8.1875       2-1-2010        205,963        521,951
Carl W. Fischer..........     40,000            5.69%          8.1875       2-1-2010        205,963        521,951
William R. Phillips......     30,000            4.27%          8.1875       2-1-2010        154,472        391,463
Samuel W. Harmon.........     30,000            4.27%          8.1875       2-1-2010        154,472        391,463
All Shareholders(5)......        N/A             N/A              N/A            N/A    218,212,541    552,993,415

---------------

(1) Non-qualified stock options granted pursuant to the GenCorp Inc. 1999 Equity and Performance Incentive Plan for the number of shares of GenCorp common stock indicated. No stock appreciation rights were granted in 2000. Options become exercisable in 33 1/3% increments on the first, second and third anniversaries of the grant.

(2) Exercise price equals the closing market price on the NYSE of GenCorp common stock on the date of grant.

(3) The 5% and 10% appreciation over 10 years' option valuation methods assumes a stock price of $15.8817 and $25.2890, respectively, at December 16, 2009 with respect to Mr. Wolfe and $13.3366 and $21.2363, respectively, at February 1, 2010 with respect to the four additional executive officers and all shareholders.

(4) The potential realizable values are shown in the table in conformity with Securities and Exchange Commission regulations, and are not intended to forecast possible future appreciation. The Company is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit can be realized by optionees without an appreciation in stock price, which will benefit all shareholders commensurately.

(5) Based upon 42,378,980 shares of GenCorp common stock outstanding on November 30, 2000 beginning with a market price of $8.1875.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES
                                                    UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                        SHARES                    OPTIONS/SARS AT FISCAL YEAR       MONEY OPTIONS/SARS AT
                       ACQUIRED                            END(#)(1)                 FISCAL YEAR END($)
                          ON           VALUE      ---------------------------   -----------------------------
        NAME          EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------
Robert A. Wolfe......        0              0       200,624        165,307       $        0       $      0
Terry L. Hall........        0              0        33,158         73,158                0              0
Carl W. Fischer......        0              0       135,112         58,007           51,983              0
William R.
  Phillips...........        0              0        83,819         61,039           15,831              0
Samuel W. Harmon.....        0              0        73,940         48,995           81,424              0

---------------

(1) No SARs have been issued under the Plan.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                              PERFORMANCE OR               ESTIMATED FUTURE PAYOUTS
                            NUMBER OF       OTHER PERIOD UNTIL   --------------------------------------------
                        SHARES, UNITS OR      MATURATION OR      THRESHOLD(2)(3)   TARGET(4)    MAXIMUM(2)(5)
        NAME             OTHER RIGHTS(1)          PAYOUT            # SHARES        # SHARES      # SHARES
-------------------------------------------------------------------------------------------------------------
Robert A. Wolfe......       135,000 shares       5 years              40,500         15,000        135,000
Terry L. Hall........        60,000 shares       5 years              18,000          7,000         60,000
Carl W. Fischer......        60,000 shares       5 years              18,000          7,000         60,000
William R.
  Phillips...........        45,000 shares       5 years              13,500          5,000         45,000
Samuel W. Harmon.....        45,000 shares       5 years              13,500          5,000         45,000

---------------

(1) Indicates awards under the GenCorp 1999 Equity and Performance Incentive Plan, the vesting or forfeiture of which are subject to attainment of various percentages of growth in year over year reported Earnings Per Share
    (EPS). Growth of less than 10% (e.g., less than $1.20/share for fiscal year
    2000) results in forfeiture of shares allocated to the fiscal year just completed. Further information appears under the heading "Restricted Stock" on page 17.

(2) Indicates number of shares which would become vested over the five year period and no longer subject to forfeiture.

(3) Requires achievement of 10% (e.g., $1.20/share for fiscal year 2000) year over year growth in reported EPS each year of the five year period.

(4) The Plan has no target. Participants are incentivized to seek the highest attainable year over year growth in EPS. By way of example, if the GenCorp Annual Operating Plan for 2000 had been achieved, diluted EPS from continuing operations would have increased from $1.09 in 1999 to $1.20 in 2000, and the number of shares in the Target column would have vested. Actual diluted EPS from continuing operations before unusual items achieved in 2000 was $1.37, and in the absence of negative discretion of the Board, more shares than shown in this column vested. For actual number of shares vested for fiscal year 2000 performance see footnote 11 on page 9.

(5) Requires achievement of 20% (e.g., $1.30/share for fiscal year 2000) year over year growth in reported EPS each year of the five year period. Note:
    Growth in excess of 20% would (subject to Organization & Compensation Committee negative discretion) result in the accelerated vesting of 25% of the unvested shares allocated to future years. See discussion on page 17 for additional information.

                                PENSION BENEFITS

  GenCorp's salaried pension plans include several formulas for the determination of benefits, and require that the formula providing the highest benefit be utilized to determine an individual employee's actual benefit. Benefits for Messrs. Phillips, Hall, Fischer and Harmon have been determined pursuant to the formula which utilizes five-year average compensation for years of service prior to December 2001 and a career average formula for service from December 1, 2001 to normal retirement. Mr. Wolfe's benefit has been determined pursuant to the plan's career average formula. Estimated benefits are shown below because the required calculations do not lend themselves to a typical pension plan table where benefits can be determined by the reader solely upon the basis of years of service and final compensation.

                                                  APPROXIMATE
                                               YEARS OF CREDITED         ESTIMATED
                                                  SERVICE AT          ANNUAL BENEFITS
                                                    NORMAL               PAYABLE AT
                   NAME                           RETIREMENT        NORMAL RETIREMENT(1)
                   ----                        -----------------    --------------------
Robert A. Wolfe                                        6                  $ 65,510
Terry L. Hall                                         20                   218,423
Carl W. Fischer                                       40                   264,142
William R. Phillips                                   18                   139,780
Samuel W. Harmon                                      20                   157,340

---------------

(1) Retirement benefits shown in the table for Mr. Harmon were calculated pursuant to the terms of the Pension Plan for Salaried Employees of GenCorp Inc. Retirement benefits for Mr. Fischer were calculated pursuant to the Aerojet-General Corporation Consolidated Pension Plan. Retirement benefits for Messrs. Wolfe, Hall and Phillips were calculated pursuant to the Aerojet-General Corporation Consolidated Pension Plan for the periods ending 10/2/99, 10/2/99 and 9/6/96, respectively, and under the Pension Plan for Salaried Employees of GenCorp Inc. for the period thereafter. There is no offset for Social Security payments.

    The benefits shown are estimated and have not been adjusted for any survivor option. Each estimated benefit is based upon the assumption that the executive will remain an employee until age 65 at a rate of compensation equivalent to that in effect on December 1, 2000 and that the pension plan under which the estimated benefit is calculated will remain unchanged.

    Benefits for Messrs. Phillips, Hall, Fisher and Harmon have been determined by a formula which provides for a benefit (A) for years of service prior to December 1, 2001 of (1) 1.125% of five-year average compensation up to the average Social Security wage base ("ASSWB") plus 1.5% of average compensation in excess of the ASSWB multiplied by the total of such years of service up to 35 years and (2) 1.5% of average compensation multiplied by the total years of service in excess of 35 years, and (B) for each year of service after December 1, 2001 (1) prior to attainment of 35 years of service, 1.625% of annual compensation up to the ASSWB plus 2.0% of annual compensation in excess of the ASSWB, and (2) after attainment of 35 years of service, 2.0% of annual compensation. The benefit for Mr. Wolfe has been determined pursuant to the same formula described in part (B) above.

    The benefits shown in the table have not been reduced to reflect either (1) the limitation on includable compensation or the overall benefit limitation imposed on pension plans qualified under Section 401(a) of the Code, or (2) a plan's own exclusions from includable compensation, since the amount of any of these reductions will be restored to the individual pursuant to the terms of the GenCorp Benefits Restoration Plan, a nonfunded plan with benefits payable out of the general assets of GenCorp.

                            ------------------------

COMPENSATION OF DIRECTORS

  Each nonemployee director receives a retainer of $24,000 per year and an attendance fee of $1,000 for each Board and Committee meeting attended. Nonemployee directors who serve as Chairman of a committee of the Board receive an annual fee of $2,000 in consideration of such service.

  Nonemployee directors annually may elect to defer all or a percentage of their retainer, any committee Chairman's fee and meeting attendance fees pursuant to a deferred compensation plan for nonemployee directors. The plan is unfunded, and deferred amounts are credited, at the election of the director, with phantom shares in a GenCorp stock fund, an S&P 500 index fund, or a cash deposit program. Deferred amounts and earnings thereon are payable after termination of GenCorp Board service in either a lump sum or installments as elected by the director.

  Nonemployee directors of GenCorp are eligible to receive stock option grants and/or restricted stock awards under the GenCorp 1999 Equity and Performance Incentive Plan. No options were granted to nonemployee directors during fiscal 2000. However, each nonemployee director received 500 restricted shares of GenCorp Common Stock pursuant to the terms of the GenCorp 1999 Equity and Performance Incentive Plan. Provided that the grantee remains in continuous service as a director of the Company, the restricted shares will vest and become nonforfeitable on the third anniversary of the grant. (Steven G. Rothmeier was granted an additional 250 restricted shares upon his initial election to the Board at the March 2000 Annual Meeting and J. Robert Anderson was granted 500 restricted shares effective upon his February 5, 2001 appointment as a director). Pursuant to a Restricted Stock Agreement, dividends on restricted shares are automatically reinvested through the Company's dividend reinvestment program (unless a director opts out). All shares may be voted, but ownership may not be transferred until service on the Board terminates. Unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for reelection, but vesting will be accelerated upon the occurrence of a change in control or announcement of a tender or exchange offer which would result in a person holding beneficial ownership of 30% or more of the outstanding GenCorp common stock.

  Each nonemployee director who terminates his or her service on the Board after at least sixty months of service will receive an annual retirement benefit equal to the retainer in effect on the date such director's service terminates, payable in monthly installments, until the number of monthly payments made equals the lesser of (a) the individual's months of service as a director, or
(b) 120 monthly payments. In the event of death prior to payment of the applicable number of installments, the aggregate amount of unpaid monthly installments will be paid, in a lump sum, to the retired director's surviving spouse or other designated beneficiary, if any, or to the retired director's estate.

  Under the Board's retirement policy, a director's term of office normally expires at the annual meeting following his or her seventieth birthday regardless of the term of the class for which such director was last elected. Under special circumstances, however, the Board may waive immediate compliance and request that a director postpone his or her retirement until a subsequent date.

  Directors who are also employees of the Company are not compensated separately for serving on the Board and are not paid a retainer or additional compensation for attendance at Board or committee meetings.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

  Pursuant to the terms of Mr. Robert A. Wolfe's July 28, 1997 employment agreement, if his employment terminates due to a change-in-control of GenCorp within five years of his employment date, GenCorp will pay to him the accrued pension benefits in which he failed to vest pursuant to the terms of the Aerojet Consolidated Pension Plan and GenCorp Benefits Restoration Plan; if his employment terminates for any reason after three years from his employment date, GenCorp will guarantee a minimum annual retirement income of $57,239.

  Mr. Terry Hall's May 6, 1999 employment agreement provided an initial base salary of $310,000 per annum, a $50,000 one-time sign-on bonus, and a guaranteed 1999 incentive bonus equal to 75% of his starting base salary, or $232,500. Upon his employment date, Mr. Hall received an option to purchase 35,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date, and 15,000 restricted shares of GenCorp common stock. During a three-year restriction period, Mr. Hall has full dividend and voting rights, but he will forfeit 100%, 66 2/3% and 33 1/3% respectively, of the restricted shares if his employment at GenCorp terminates within one year, two years or three years, respectively, of his employment date, other than due to death, disability or change-in-control.

  Pursuant to authorization by the Board of Directors, GenCorp has entered into amended and restated severance agreements with 13 elected officers, including the Chief Executive Officer. The severance agreements provide for a severance payment in an amount equal to the officer's base salary plus bonus (as defined in the agreement) multiplied by a factor of 3 in the case of the GenCorp Chief Executive Officer or a GenCorp Senior Vice President, or by a factor of 2 for other covered officers, if within three years after a change-in-control (as such term is defined in the agreements), the officer's employment is terminated (1) by GenCorp for any reason other than death, disability or cause, or (2) by the officer following the occurrence of one or more adverse events enumerated in the agreement. The agreements also provide for continuation of health and life benefits for 24 or 36 months, as appropriate, vesting of accrued retirement benefits, payment of the amount required to cover excise taxes, if any, financial counseling, outplacement, and accounting fees and costs of legal representation if required to enforce the agreement. The severance agreements renew annually unless terminated pursuant to their provisions. All named executive officers are covered by a severance agreement.

  In anticipation of the October 1, 1999 spin-off of OMNOVA Solutions Inc. from GenCorp, GenCorp adopted the 1999 Key Employee Retention Plan which provided for payment of up to two annual cash retention payments to eligible employees who satisfactorily continued their employment with GenCorp, attained specific performance objectives (including completion of the spin-off) and met all plan requirements. Four of the named executive officers received Key Employee Retention Letter Agreements providing for the following retention payments at the end of the first and second years, respectively: Mr. Wolfe, $200,000 and $200,000; Mr. Phillips, $175,000 and $175,000; Mr. Harmon, $100,000 and $50,000;
and Mr. Fischer, $75,000 and $75,000. Mr. Hall did not receive a Retention Agreement.

  During 1999 GenCorp adopted a transfer policy for certain key employees of GenCorp who remained employees of GenCorp after the spin-off of OMNOVA Solutions Inc. Transfer agreements provided that (1) the employee's salary and bonus opportunity would not be reduced, (2) eligibility to participate in any long-term incentive plan which GenCorp may adopt would be continued, (3) a home equity buyout of the employee's current residence would be available, (4) a relocation payment, equal to two times the employee's monthly salary (grossed-up for tax liability) related to the relocation of GenCorp's executive offices from Ohio to California would be provided, and (5) Enhanced Involuntary Separation Pay would be provided if the employee is terminated without cause within two years of the spin-off. Various key employees, including Messrs. Phillips and Harmon, received transfer agreements.

ORGANIZATION & COMPENSATION COMMITTEE FUNCTION

  The Organization & Compensation Committee ("Committee") advises and recommends to the Board of Directors the total compensation of the Chairman of the Board, Chief Executive Officer and President. In addition, the Committee, with the counsel of the Chief Executive Officer, considers and establishes base pay and incentive bonuses for the executive officers of the Company elected by the Board (other than those named above). The base pay and incentive bonuses of the principal executives of the consolidated Company are subject to ratification by the Committee.

  The Committee also administers the Company's long-term incentive and deferred compensation plans and makes recommendations to the directors concerning such plans. Further information regarding the functions of the Organization & Compensation Committee appears on page 6.

ORGANIZATION & COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Committee is composed entirely of nonemployee directors. Current Committee members are William K. Hall, Committee Chairman, James M. Osterhoff, Irving Gutin and Sheila E. Widnall. All nonemployee directors participate in decisions regarding the compensation of the Chairman, Chief Executive Officer and President. Therefore, J. Gary Cooper and Steven G. Rothmeier also participated in decisions regarding Mr. Wolfe's 2000 compensation.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

  The Committee desires to provide an executive compensation program which allows for the effective recruitment, retention and motivation of highly qualified individuals who are key to the Company's current and future success. The Committee believes the Company's executive compensation program is designed to: create and reinforce a strategic alignment among the vision, goals and priorities of the Company; promote the interests of GenCorp's shareholders; respond to, and differentiate, both individual responsibilities and performance; properly balance the focus on both short and long-term Company performance; allow the Company to respond to changes for similar positions in the competitive marketplace; and prudently administer the fiscal resources of the organization. In the application of this philosophy, the Committee recognizes the need to attract and retain individuals who, by their actions, will add to shareholder value.

  In order to strengthen the alignment between the interests of shareholders and the interests of senior executives of the Company, the Committee approved share ownership guidelines which applied to the Company's elected officers and took effect beginning in 1998. Under these guidelines, each elected officer is expected to own shares of GenCorp Common Stock equal in aggregate market value to a designated multiple of the officer's annual salary. Shares beneficially owned through any GenCorp compensation or benefit plan are included in an officer's aggregate ownership, but unexercised stock options do not count toward fulfillment of the guidelines. Since the market value of GenCorp Common Stock was reduced by approximately 50% as a consequence of the October 1, 1999 spin-off of OMNOVA Solutions Inc., the Committee intends to review the guidelines annually, and will consider adjustments when appropriate.

EXECUTIVE COMPENSATION STRUCTURE

  During fiscal year 2000 the Committee reviewed and revised the Company's Annual Incentive Compensation Plan and approved a restricted stock based long term incentive program. As a consequence, fiscal year 2000, executive compensation at GenCorp consisted of four components -- base pay, an annual incentive bonus, stock options and a restricted stock award. These components are combined to focus the individual executive on high levels of sustained performance directed at key organizational objectives. A degree of risk/reward potential has been built into the compensation program to provide adequate motivation to achieve superior results.

  Compensation levels for executives vary depending on the scope of their individual responsibilities, as well as on the degree of individual performance and achievement.

ANNUAL CASH COMPENSATION

  Annual cash compensation consists of two components: base pay and incentive bonus. Each year the Committee reviews historical information and analyses of current executive compensation trends and practices. Information for these analyses is derived from national executive compensation surveys.

  The data selected from these surveys is representative of organizations which are similar to the Company in business focus and is adjusted for sales volume. The compensation survey data is used as a reference point in combination with actual performance in establishing competitive compensation levels within the Company.

BASE PAY

  The level of base pay for the reported executives is established relative to the competitive pay levels for comparable positions at similar organizations. Each executive position is reviewed against this standard, with consideration given to performance and experience. These factors are incorporated into a determination regarding the level at which to set, and the amount by which to change, any executive's base pay. No specific weighting is applied to these factors. Rather, the collective judgment of the Committee members is utilized in establishing the appropriate level of base pay for the following year.

ANNUAL INCENTIVE BONUSES

  Incentive bonuses are determined pursuant to the Company's Annual Incentive Compensation Plan approved by the Committee during fiscal 2000.

  Under the Plan, which is applicable to key senior management, including the named executive officers, each employee is assigned an incentive opportunity keyed to base salary (125% of base for the CEO, 100% for Senior Vice Presidents and 50% for Vice Presidents). For corporate employees, the percentages of opportunity earned are keyed to growth in Earnings Per Share (EPS) prior to unusual items, with a floor at 10% growth and a cap at 20% growth. For business units, the percentages of opportunity earned are keyed to earnings before interest and taxes (EBIT) with no limit on the bonus opportunity. Incentive bonuses are paid in cash.

STOCK OPTIONS

  The Company's philosophy is to consider the interests of shareholders in the payment of executive compensation, and specifically, to link the interests of executives to the interests of shareholders. Stock options help accomplish this goal and are an important component of overall compensation. In 2000 the Company granted stock options to executives in positions that have the ability to significantly impact the Company's performance. In determining the size of these grants the Company followed competitive norms based on the current practice of a broad base of comparable companies. Year 2000 option grants were issued under the GenCorp 1999 Equity and Performance Incentive Plan.

RESTRICTED STOCK

  As a means to further link the interests of executives to the interests of shareholders, the Company during fiscal 2000 granted restricted stock awards to key executives pursuant to the 1999 Equity and Performance Incentive Plan. These awards are part of the incentive compensation program of the Company and are subject to performance based vesting and other terms and conditions set forth in a Restricted Stock Agreement between the executive and the Company. Providing that the executive remains in the continuous employ of the Company, the shares may become nonforfeitable over a five year period (pursuant to a vesting schedule included in the Agreement) beginning with the first anniversary of the grant. The grantees will have all rights of a shareholder, including the right to vote the shares and receive dividends, during the five year vesting period, and all shares will become immediately nonforfeitable upon the occurrence of a change in control. The number of shares to be vested at completion of fiscal year 2000 and each succeeding fiscal year will be determined on the basis of year over year growth in reported EPS prior to unusual items according to a vesting table included in the Agreement.

  If reported EPS for a just completed fiscal year is not at least 10% more than the preceding year, the entire share grant allocated to the just completed fiscal year will be forfeited. The number of shares that will vest increases with reported EPS ranging from 10% to 20%, with the entire allocated share grant for a year becoming vested if reported EPS increases 20% over the prior year. In the event growth in reported EPS should exceed 20%, the share grant allocated to the just completed fiscal year will, subject to negative discretion of the Board, be increased by accelerating the vesting of 25% of the shares from succeeding years on a pro rata basis. The Board has also approved a Key Employee Loan Program designed to enable employees whose restricted stock has vested to pay taxes on the stock and retain it for as long as they remain employees of the Company. Interest on such loans was set at the marginal borrowing rate of the Company, to be reviewed annually by the Committee. Repayment provisions begin following termination of employment.

ORGANIZATION & COMPENSATION COMMITTEE POLICY WITH REGARD TO DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162(m) of the Internal Revenue Code imposes limits on the deductibility of certain compensation in excess of $1 million paid to the Chief Executive Officer and other named executive officers of public companies.

  Management has reviewed the regulations and feels that the current compensation program and policies are appropriate. The Company's executive compensation program contains several elements, each of which is intended to support organizational goals and priorities. Factors taken into consideration in setting compensation targets and determining actual distribution of awards include: prevailing pay practices for comparable organizations, performance of individuals as well as business units and the Company, expansion of responsibilities, and potential for future contributions.

  In those years when performance is exceptional, it is possible for one or more officers to surpass the $1 million threshold under the executive officer compensation program. At this time the Committee believes that accommodating the IRS regulations will not produce material benefits or increases in shareholder value. However, the Committee intends to review this issue regularly and may change its position in future years.

PERFORMANCE IN 2000

  The Committee has determined that Mr. Wolfe and his staff met, and in many cases substantially exceeded, the written objectives established for 2000 in all key result areas, including annual growth in Earnings Per Share and other key financial and business performance areas.

By: The Organization & Compensation
     Committee of the Board of Directors:

William K. Hall, Chairman
James M. Osterhoff
Irving Gutin
Dr. Sheila E. Widnall

January 16, 2001

CEO COMPENSATION

  In September 1999, the Board approved a 50% increase in base salary for Mr. Wolfe to $520,500 effective upon his October 1, 1999 assumption of the positions of Chairman, Chief Executive Officer and President of GenCorp.

  At its December 16, 1999 meeting, the Board granted Mr. Wolfe options to purchase 168,284 shares of GenCorp Common Stock based on consideration of his performance and the competitive status of total long-term compensation compared with CEOs of comparable companies.

  At its February 1, 2000 meeting, the Board granted Mr. Wolfe 135,000 restricted shares of GenCorp Common Stock as an additional incentive to improve long term performance. Terms of the grant are set forth on pages 11 and 17.

  Ordinarily the Organization & Compensation Committee reviews the performance of the Chief Executive Officer for a fiscal year at the Committee's January meeting following the close of such fiscal year, and recommends to the Board of Directors thereafter the incentive bonus payable for the completed fiscal year and the CEO's salary increase to be granted for the succeeding fiscal year.

  At its January 16, 2001 meeting, the Board, upon recommendation of the Organization & Compensation Committee, authorized payment of a $651,000 year end bonus to Mr. Wolfe determined on the basis of EPS growth under the Annual Incentive Plan described on page 16. This bonus amount was paid in cash in January 2001.

  At its January 16, 2001 meeting, the Board granted Mr. Wolfe 70,000 restricted shares of GenCorp Common Stock and options to purchase an additional 150,000 shares of GenCorp Common Stock. The Board also approved a 3.75% increase in base salary for Mr. Wolfe to $540,000 to be effective February 1, 2001.

  The foregoing recommendations were approved by all non-employee GenCorp Directors constituting the Board on January 16, 2001:

  J. Gary Cooper         James M. Osterhoff
  William K. Hall        Steven G. Rothmeier
  Irving Gutin           Dr. Sheila E. Widnall

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return, assuming reinvestment of dividends, of the Company's Common Stock with the cumulative total return, assuming reinvestment of dividends, of the Standard & Poor's Manufacturing (Diversified) Index and the Standard & Poor's 500 Composite Stock Price Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
    AMONG GENCORP, S&P 500 INDEX, AND S&P MANUFACTURING (DIVERSIFIED) INDEX [PERFORMANCE GRAPH]


                                                           YEARS ENDING NOVEMBER 30
                                           ---------------------------------------------------------
              COMPANY/INDEX                 1995      1996      1997      1998      1999      2000
              -------------                 ----      ----      ----      ----      ----      ----
GENCORP                                    $   100   $164.58   $229.04   $230.50   $182.70   $135.53
S&P 500                                    $   100   $127.86   $164.32   $203.20   $245.66   $235.29
S&P MANUFACTURING (DIVERSIFIED)            $   100   $140.46   $165.61   $186.78   $223.55   $260.32

The returns for Nov'99 and Nov'00 have been adjusted to account for the spin-off in Oct'99.

SOURCE: STANDARD & POOR'S INSTITUTIONAL MARKET SERVICES

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

  The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

  The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held six meetings during fiscal 2000.

  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 30, 2001.

  At its May 2000 meeting the Committee approved a revised Audit Committee Charter. At its January 15, 2001 meeting, the Committee reviewed and reaffirmed its approval of the revised Charter. The full text of the revised Audit Committee Charter is attached to this Proxy Statement as Appendix A.

James M. Osterhoff, Audit Committee Chair
J. Gary Cooper, Committee Member
William K. Hall, Committee Member
Steven G. Rothmeier, Committee Member

January 15, 2001

                      APPOINTMENT OF INDEPENDENT AUDITORS

  During fiscal year 2000, Ernst & Young LLP provided various audit, audit related and non-audit services to the Company as follows:

  a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal year 2000 annual financial statements and review of financial statements in the Company's Form 10 Q Reports. $701,000.

  b) Audit Related Fees: Aggregate fees billed for professional services rendered during fiscal year 2000 related to statutory and subsidiary stand-alone audits not necessary for signoff on the consolidated financial statements, audits of employee benefit plans, and consultation on accounting standards and transactions. $474,000.

  c) Financial Information Systems Design and Implementation Fees: NONE.

  d) All Other Fees: Principally income tax consulting. $57,000.

  The Audit Committee of the Board has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

  Upon recommendation of the Audit Committee, and subject to ratification by the shareholders at the March 28, 2001 Annual Meeting, the Board of Directors has appointed Ernst & Young LLP as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending November 30, 2001.

  If the Board's appointment is not ratified, or if Ernst & Young LLP declines to act or becomes incapable of action, or if their appointment is discontinued, the Board will appoint other independent auditors whose continued appointment after the next Annual Meeting of Shareholders shall be subject to ratification by the shareholders.

  Ernst & Young representatives are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and it is expected that they will respond to appropriate questions raised at the meeting.

  The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of Ernst & Young LLP unless a contrary choice is indicated.

  The Board of Directors recommends a vote FOR ratification of the appointment of independent auditors.

                                 OTHER BUSINESS

  The Company did not receive notice by January 3, 2001 that any shareholder intended to present a proposal at the meeting. Therefore, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

                              GENERAL INFORMATION

SUBMISSION OF SHAREHOLDER PROPOSALS

  Shareholders who intend to have their proposals considered for inclusion in the Company's proxy materials related to the 2002 annual shareholders meeting must submit their proposals to the Company no later than October 16, 2001. GenCorp's Corporate Governance and Environmental/Government Issues Committee will consider shareholder suggestions for nominees for election to the Company's Board if such suggestions are in writing and are accompanied by the written consent of each such nominee. To be considered for nomination for election at an annual meeting, such suggestions must be mailed to the Corporate Governance and Environmental/Government Issues Committee, GenCorp, Attention: Secretary, and must be received by the Secretary no later than the December 1 immediately preceding the date of the annual meeting at which the nominee is to be considered for election. Shareholders who intend to present a proposal at the Year 2002 annual meeting without inclusion of that proposal in the Company's proxy materials are required to provide notice of their proposal to the Company no later than December 30, 2001. The Company's proxy for the next annual meeting will grant authority to the persons named to exercise their voting discretion with respect to any such proposal of which the Company does not receive notice by December 30, 2001. All proposals for inclusion in the Company's proxy materials, notices of proposals and suggestions for nominees for election to the Company's Board should be sent to GenCorp Inc., Attention: Secretary, P.O. Box 537012, Sacramento, California 95853-7012.

SOLICITATION EXPENSE

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, the Company may solicit proxies by personal interview and telephone. The Company will reimburse brokers and other persons holding shares for others for their reasonable expenses in sending soliciting material to their principals. The Company has also made arrangements with Georgeson & Company Inc., New York, NY, to assist in the solicitation of proxies for a fee of $8,500 plus reimbursement of normal expenses.

  IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO VOTE EITHER (a) BY USING THE TOLL-FREE TELEPHONE NUMBER SHOWN ON YOUR PROXY CARD, (b) BY CASTING YOUR VOTE ELECTRONICALLY AT THE WEBSITE LISTED ON YOUR PROXY CARD, OR (c) BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,

                                            WILLIAM R. PHILLIPS, Secretary
February 13, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The Audit Committee of GenCorp, Inc. shall consist of three or more nonemployee directors who are independent of management, are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a Committee member, and that otherwise satisfy the independence requirements of the NYSE.

     Each member of the Committee must be financially literate or must become financially literate within a reasonable period of time after appointment to the Committee. The Board will determine, in its business judgment, whether a director meets the financial literacy requirement.

     At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.

     The Committee shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Company in accordance with the following delegated duties and functions, to:

     a. Recommend to the Board of Directors the firm of independent public accountants ("Auditors") who shall be ultimately accountable to the Committee and the Board of Directors, after considering the firm's independence, performance, quality of work, and cost, for appointment (or reappointment) as Auditors of the Company. The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Auditors. Alternatively, the Committee and the Board may nominate the Auditors to be proposed for shareholder approval in any proxy statement;

     b. Review and evaluate the scope of the audits to be performed and the nature and scope of non-audit-related services provided by the Auditors, and approve the fees therefor;

     c. On an annual basis obtain from the Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the Auditors the nature and scope of any disclosed relationships or professional services that may impact the objectivity and independence of the Auditors and take, or recommend that the Board of Directors take, appropriate action to assure continuing independence of the Auditors;

     d. Review and evaluate the Company's system of internal controls, and recommend to management changes or improvements therein;

     e. Review and evaluate the scope and appropriateness of the Company's internal audit function, including its independence, staffing and performance, and recommend to management changes or improvements therein;

     f. Review and evaluate the appropriateness of the internal audit plans for the forthcoming year, including risk assessments and scope of coverage;

     g. Review the financial statements contained in the annual report to shareholders with management and the Auditors to determine that the Auditors are in agreement with the disclosure and content of the financial statements to be presented to the shareholders.

        Review with management and the Auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any matters brought to the Audit Committee's attention by the Auditors. Also review with management and the Auditors their judgments about the quality, not just acceptability, of accounting principles; the clarity of the financial disclosure practices used or proposed to be used; the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates; and other significant decisions made in preparing the financial statements;

     h. Meet separately with the Auditors and the internal auditor without members of management present;

     i. Review and evaluate significant audit findings, including significant suggestions for improvements in systems and internal controls from the internal auditor and the Auditors;

     j. Review legal and regulatory matters that may have a material effect on the Company's financial statements or related compliance policies;

     k. Obtain the Board of Directors' approval of this Charter and review it annually; and

     l. Routinely communicate the results of all reviews and meetings with the full Board of Directors;

     The Chairman shall have the authority to call meetings as needed. In addition, the Committee shall have the authority to engage such outside legal, accounting, and other advisors as it shall deem necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Auditors.

GENCORP
                                                               February 13, 2001
Dear Shareholder:

     The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, on March 28, 2001 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2001, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer



               PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                              ON THE REVERSE SIDE
                                       OR
          DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

     DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET



--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS

TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE GENCORP RETIREMENT
    SAVINGS PLAN

     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Retirement Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 28, 2001, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

     (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                       GENCORP INC.
                                       P.O. BOX 11106
                                       NEW YORK, N.Y. 10203-0106

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                 PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

GENCORP                                          VOTE BY TELEPHONE OR INTERNET
                                                 24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-800-575-8306

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                    INTERNET
                        http://proxy.shareholder.com/gy

Use the internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

If you have submitted your proxy by telephone or the internet there is no need for you to mail back your proxy.

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.



Call Toll-Free To Vote - It's Fast                        CONTROL NUMBER
And Convenient                                    FOR TELEPHONE/INTERNET VOTING
1-800-575-8306


 -- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE TELEPHONE OR INTERNET --

[    ]

           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY
                                  THE COMPANY:

1. ELECTION OF DIRECTORS.  FOR all nominees X       WITHHOLD AUTHORITY to vote  X       *EXCEPTIONS    X
                           listed below             for all nominees listed below



Nominees: 01 - J. Robert Anderson, 02 - Irving Gutin, 03 - Robert A. Wolfe. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*EXCEPTIONS_____________________________________________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the independent auditors of the Company.

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


FOR   X      AGAINST  X   ABSTAIN  X     I PLAN TO ATTEND MEETING    [ ]

                                         Change of Address and/or
                                         Comments Mark Here          [ ]

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 26, 2001

Date__________________________________________________________, 2001
_____________________________________________________________________
                                   SIGNATURE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.   [ ]


                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

PLEASE RETURN THIS CARD PROMPTLY USING THE ACCOMPANYING ENVELOPE

GENCORP                                                      February 13, 2001

Dear Shareholder:

     The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 28, 2001 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2001, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer

               PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                              ON THE REVERSE SIDE
                                       OR
          DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                 POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

      DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------

                                  GENCORP INC.
                     P.O. BOX 537012 - SACRAMENTO, CA 95853
                       PROXY FOR HOLDERS OF COMMON STOCK
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints WILLIAM R. PHILLIPS, TERRY L. HALL and ROBERT C. ANDERSON, and each of them, his proxy, with power of substitution, to vote all shares of Common Stock of GenCorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 28, 2001, and at any adjournments thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE PROXYHOLDERS' SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                       GENCORP INC.
                                       P.O. BOX 11107
                                       NEW YORK, N.Y. 10203-0107

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                 PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

GENCORP                                          VOTE BY TELEPHONE OR INTERNET
                                                 24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-800-575-8306

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                    INTERNET
                        http://proxy.shareholder.com/gy

Use the internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

If you have submitted your proxy by telephone or the internet there is no need for you to mail back your proxy.

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.



Call Toll-Free To Vote - It's Fast                       CONTROL NUMBER
And Convenient                                    FOR TELEPHONE/INTERNET VOTING
1-800-575-8306

 -- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE TELEPHONE OR INTERNET --


[    ]

           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY
                                  THE COMPANY:

1. ELECTION OF DIRECTORS.  FOR all nominees X       WITHHOLD AUTHORITY to vote  X       *EXCEPTIONS    X
                           listed below             for all nominees listed below



Nominees: 01 - J. Robert Anderson, 02 - Irving Gutin, 03 - Robert A. Wolfe. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*EXCEPTIONS_____________________________________________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the independent auditors of the Company.

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


FOR   X      AGAINST  X   ABSTAIN  X     I PLAN TO ATTEND MEETING    [ ]

                                         Change of Address and/or
                                         Comments Mark Here          [ ]

NOTE: Please sign as your name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person.

Date__________________________________________________________, 2001

SIGNATURE_____________________________________________________________________

SIGNATURE_____________________________________________________________________

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.   [ ]


                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

PLEASE RETURN THIS CARD PROMPTLY USING THE ACCOMPANYING ENVELOPE

GENCORP
                                                              February 13, 2001
Dear Shareholder:

     The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, on March 28, 2001 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2001, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer



--------------------------------------------------------------------------------


                        CONFIDENTIAL VOTING INSTRUCTIONS

TO: ROYAL TRUST CORPORATION OF CANADA, TRUSTEE FOR THE GENCORP CANADA INC.
    SAVINGS PLAN


     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Canada Inc. Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 28, 2001, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

     (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                     GENCORP INC.
                                     P.O. BOX 11230
                                     NEW YORK, N.Y. 10203-0230

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                  PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

                             DETACH PROXY CARD HERE


[     ]

           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY
                                  THE COMPANY:

1. ELECTION OF DIRECTORS.  FOR all nominees X       WITHHOLD AUTHORITY to vote  X       *EXCEPTIONS    X
                           listed below             for all nominees listed below


Nominees: 01 - J. Robert Anderson, 02 - Irving Gutin, 03 - Robert A. Wolfe. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*EXCEPTIONS_____________________________________________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the independent auditors of the Company.

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


FOR   X      AGAINST  X   ABSTAIN  X     I PLAN TO ATTEND MEETING     X

                                         Change of Address and/or
                                         Comments Mark Here           X

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 26, 2001

Date__________________________________________________________, 2001

_____________________________________________________________________
                                   SIGNATURE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.   [ ]


                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

PLEASE RETURN THIS CARD PROMPTLY USING THE ACCOMPANYING ENVELOPE

GENCORP
                                                               February 13, 2001
Dear Shareholder:

     The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, on March 28, 2001 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2001, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer


               PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                              ON THE REVERSE SIDE
                                       OR
          DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
                POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

     DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET



--------------------------------------------------------------------------------

                        CONFIDENTIAL VOTING INSTRUCTIONS

TO: MELLON BANK N.A., TRUSTEE FOR THE OMNOVA SOLUTIONS SAVINGS AND PROFIT
    SHARING PLANS

     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the OMNOVA Solutions Savings and Profit Sharing Plans at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 28, 2001, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

     (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENCORP
INC.)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                      GENCORP INC.
                                      P.O. BOX 11109
                                      NEW YORK, N.Y. 10203-0109

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                 PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

GENCORP                                          VOTE BY TELEPHONE OR INTERNET
                                                 24 HOURS A DAY, 7 DAYS A WEEK

                                    TELEPHONE
                                 1-800-575-8306

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions. Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

                                    INTERNET
                        http://proxy.shareholder.com/gy

Use the internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                      MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

If you have submitted your proxy by telephone or the internet there is no need for you to mail back your proxy.

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.



Call Toll-Free To Vote - It's Fast                       CONTROL NUMBER
And Convenient                                   FOR TELEPHONE/INTERNET VOTING
1-800-575-8306

 -- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE TELEPHONE OR INTERNET --


[    ]

           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY
                                  THE COMPANY:

1. ELECTION OF DIRECTORS.  FOR all nominees X       WITHHOLD AUTHORITY to vote  X       *EXCEPTIONS    X
                           listed below             for all nominees listed below



Nominees: 01 - J. Robert Anderson, 02 - Irving Gutin, 03 - Robert A. Wolfe. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*EXCEPTIONS_____________________________________________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the independent auditors of the Company.

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


FOR   X      AGAINST  X   ABSTAIN  X     I PLAN TO ATTEND MEETING    [ ]

                                         Change of Address and/or
                                         Comments Mark Here          [ ]

NOTE: Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 26, 2001


Date__________________________________________________________, 2001

_____________________________________________________________________
                                    SIGNATURE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.   [ ]


                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

PLEASE RETURN THIS CARD PROMPTLY USING THE ACCOMPANYING ENVELOPE

GENCORP
                                                              February 13, 2001
Dear Shareholder:

     The Annual Meeting of Shareholders of GenCorp Inc. will be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814, on March 28, 2001 at 9:00 o'clock a.m. local time. At the meeting, shareholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending November 30, 2001, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

Robert A. Wolfe,
Chairman and Chief Executive Officer



--------------------------------------------------------------------------------


                        CONFIDENTIAL VOTING INSTRUCTIONS

TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE AEROJET FINE CHEMICALS
                           LLC RETIREMENT SAVINGS PLAN


     I hereby authorize the Trustee to vote (or cause to be voted) all shares of Common Stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the Aerojet Fine Chemicals LLC Retirement Savings Plan at the Annual Meeting of Shareholders to be held at the Hyatt Regency Sacramento, 1209 L Street, Sacramento, California 95814 on March 28, 2001, and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgment on matters incident to the conduct of the meeting and any matters of other business referred to in Item 3:

     (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR ITEM 2 AND IN ACCORDANCE WITH THE TRUSTEE'S SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                                                   GENCORP INC.
                                                   P.O. BOX 11112
                                                   NEW YORK, N.Y. 10203-0112

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)
                 PLEASE EXECUTE AND RETURN YOUR PROXY PROMPTLY

 -- DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE TELEPHONE OR INTERNET --

--------------------------------------------------------------------------------

[    ]

           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GENCORP INC.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 PROPOSED BY
                                  THE COMPANY:

1. ELECTION OF DIRECTORS.  FOR all nominees X       WITHHOLD AUTHORITY to vote  X       *EXCEPTIONS    X
                           listed below             for all nominees listed below



Nominees: 01 - J. Robert Anderson, 02 - Irving Gutin, 03 - Robert A. Wolfe. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*EXCEPTIONS_____________________________________________________________________

2. To ratify the Board of Directors' selection of Ernst & Young LLP as the independent auditors of the Company.

3. Upon matters incident to the conduct of the meeting and such other business as may properly come before the meeting or any adjournments thereof.


FOR   X      AGAINST  X   ABSTAIN  X     I PLAN TO ATTEND MEETING    [ ]

                                         Change of Address and/or
                                         Comments Mark Here          [ ]

Please sign exactly as name appears at left. Your shares may not be voted by the Trustee unless you sign and return this card so that it will reach the Trustee not later than March 26, 2001


Date__________________________________________________________, 2001

_____________________________________________________________________
                                    SIGNATURE

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.   [ ]


                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

PLEASE RETURN THIS CARD PROMPTLY USING THE ACCOMPANYING ENVELOPE